File No. 33-31084

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 6

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

          TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositors principal executive offices)


          NIKE SECURITIES L.P.     CHAPMAN AND CUTLER
          Attn:  James A. Bowen    Attn:  Eric F. Fess
          1001 Warrenville Road    111 West Monroe Street
          Lisle, Illinois  60532   Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  February 26, 1999
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

Pursuant to Rule 24f-2 under the Investment Company Act of  1940,
the issuer has registered an indefinite amount of securities.   A
24f-2 Notice for the offering was last filed on November 25, 1998.

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1
                               29,454,614 UNITS


PROSPECTUS
Part One
Dated December 29, 1998

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The Templeton Growth and Treasury Trust (the "Trust") is a unit investment trust consisting of a portfolio of "zero coupon" U.S. Treasury bonds (treasury obligations) and shares of Templeton Growth Fund, Inc. ("Templeton"). Templeton is an open-end diversified management investment company, commonly known as a mutual fund. At November 16, 1998, each Unit represented a 1/29,454,614 undivided interest in the principal and net income of the Trust (see "The Trust" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per 1,000 Units is equal to the aggregate value of the Securities in the Portfolio of the Trust divided by the number of Units outstanding, multiplied by 1,000, plus a sales charge of 5.8% of the Public Offering Price (6.157% of the amount invested). At November 16, 1998, the Public Offering Price per 1,000 Units was $1,480.99 (see "Public Offering" in Part Two).

      Please retain both parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________


                             NIKE SECURITIES L.P.
                                   Sponsor

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1
           SUMMARY OF ESSENTIAL INFORMATION AS OF NOVEMBER 16, 1998
                       Sponsor:  Nike Securities L.P.
               Evaluator:  Securities Evaluation Service, Inc.
                     Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Aggregate Maturity Value of Treasury Obligations in the Trust      $29,459,000
Aggregate Number of Shares of Templeton in the Trust               840,438.036
Number of Units                                                     29,454,614
Fractional Undivided Interest in the Trust per Unit               1/29,454,614
Public Offering Price per 1,000 Units:
  Aggregate Value of Securities in the Portfolio                   $41,091,777
  Aggregate Value of Securities per 1,000 Units                      $1,395.09
  Sales Charge 6.157% (5.8% of Public Offering Price)                   $85.90
  Public Offering Price per 1,000 Units                              $1,480.99
Redemption Price and Sponsor's Repurchase Price per 1,000
  Units ($85.90 less than the Public Offering Price per
  1,000 Units)                                                       $1,395.09

Date Trust Established                                          March 22, 1990
Mandatory Termination Date                                   September 1, 2000
Evaluator's Annual Fee: $.10 per $1,000 principal amount of Treasury Obligations outstanding. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate              Maximum of $.15 per 1,000
  of the Sponsor                                    Units outstanding annually

Trustee's Annual Fee:  $.85 per 1,000 Units outstanding.
Record Date: The same business day as Templeton's ex-dividend date. Distribution Date: The same business day as Templeton's distribution date.

                     THIS PAGE INTENTIONALLY LEFT BLANK.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of Templeton Growth and
Treasury Trust, Series 1

We have audited the accompanying statement of assets and liabilities, including the portfolio, of Templeton Growth and Treasury Trust, Series 1 as of August 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Templeton Growth and Treasury Trust, Series 1 at August 31, 1998, and the results of its operations and changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
December 4, 1998

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1

                     STATEMENT OF ASSETS AND LIABILITIES

                               August 31, 1998


                                    ASSETS

Securities, at market value (cost, including accretion
  on the treasury obligations, $38,622,108)
  (Note 1)                                                       $41,505,857
Receivable from investment transaction                                22,985
                                                                 ___________
                                                                  41,528,842

                          LIABILITIES AND NET ASSETS

Accrued liabilities                                                   18,678
Cash overdraft                                                        31,460
                                                                 ___________
                                                                      50,138
                                                                 ___________

Net assets, applicable to 29,896,352 outstanding
    units of fractional undivided interest:
  Cost of Trust assets, including accretion
    on the treasury obligations (Note 1)            $38,622,108
  Net unrealized appreciation (Note 2)                2,883,749
  Distributable funds (deficit)                         (27,153)
                                                    ___________
                                                                 $41,478,704
                                                                 ===========

Net asset value per 1,000 units                                    $1,387.42
                                                                 ===========


               See accompanying notes to financial statements.

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1

                                  PORTFOLIO

                               August 31, 1998


  Maturity                                                           Market
   value            Name of Issuer and Title of Security             value

                    Corpus of a U.S. Treasury Note
                    (stripped of its interest-paying coupons)
$29,913,000 (1)     maturing August 15, 2000                       $27,187,499
===========

   Shares

853,299.036         Templeton Growth Fund, Inc.                     14,318,358
===========                                                        ___________

                    Total investments                              $41,505,857
                                                                   ===========

(1) The treasury obligations have been purchased at a discount from their par value because there is no stated interest income thereon (such securities are often referred to as U.S. Treasury zero coupon bonds). Over the life of the treasury obligations the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof.

                  See accompanying notes to financial statements.

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1

                           STATEMENTS OF OPERATIONS


                                                Year ended August 31,

                                              1998       1997        1996

Interest income                           $2,239,390   2,285,268   2,325,214
Dividends:
  Ordinary income                            869,756     472,989     727,442
  Capital gain                             2,426,288     698,188   1,674,064
                                          __________________________________
    Total investment income                5,535,434   3,456,445   4,726,720

Expenses:
  Trustee's fees and related expenses        (51,047)    (56,329)    (69,280)
  Evaluator's fees                            (3,204)     (3,566)     (4,157)
  Supervisory fees                            (4,809)     (5,348)     (6,272)
                                          __________________________________
    Total expenses                           (59,060)    (65,243)    (79,709)
                                          __________________________________
    Investment income - net                5,476,374   3,391,202   4,647,011

Net gain (loss) on investments:
  Net realized gain (loss)                   791,942     899,277     777,965
  Change in unrealized appreciation
    or depreciation                       (6,040,019)  3,336,364  (2,158,090)
                                          __________________________________
                                          (5,248,077)  4,235,641  (1,380,125)
                                          __________________________________

Net increase (decrease) in net
  assets resulting from operations          $228,297   7,626,843   3,266,886
                                          ==================================


               See accompanying notes to financial statements.

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                Year ended August 31,

                                             1998        1997        1996

Net increase (decrease) in net assets
    resulting from operations:
  Investment income - net                 $5,476,374   3,391,202   4,647,011
  Net realized gain (loss)
    on investments                           791,942     899,277     777,965
  Change in unrealized appreciation
    or depreciation on investments        (6,040,019)   3,336,364 (2,158,090)
                                         ___________________________________
                                             228,297   7,626,843   3,266,886
Units redeemed (3,896,146, 3,755,117
  and 4,453,103 in 1998, 1997 and
  1996, respectively)                     (5,696,376) (5,253,040) (5,709,964)
Distributions to unit holders:
  Investment income - net                 (3,230,261) (1,051,213) (2,338,014)
                                         ___________________________________
Total increase (decrease) in net
  assets                                  (8,698,340   1,322,590  (4,781,092)

Net assets:
  At the beginning of the year            50,177,044  48,854,454  53,635,546
                                         ___________________________________
  At the end of the year (including
    distributable funds (deficit)
    applicable to Trust units of
    $(27,153), $(21,951) and $(165,291)
    at August 31, 1998, 1997 and
    1996, respectively)                  $41,478,704  50,177,044  48,854,454
                                         ===================================

Trust units outstanding at the end
  of the year                             29,896,352  33,792,498  37,547,615


               See accompanying notes to financial statements.

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

The treasury obligations are stated at values as determined by Securities Evaluation Service, Inc. (the Evaluator), certain shareholders of which are officers of the Sponsor. The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or (4) any combination of the above.

Shares of Templeton Growth Fund, Inc. (Templeton) are stated at Templeton's published net asset value as reported by the Evaluator. Net asset value is determined by dividing the value of Templeton's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, adjusted to the nearest whole cent.

Investment income -

Dividends from the Templeton shares are recorded on Templeton's ex-dividend date. Interest income consists of amortization of original issue discount and market discount or premium on the treasury obligations. Such amortization is included in the cost of the treasury obligations rather than in distributable funds because it is not currently available for distribution to unit holders.

Security cost -

Cost of the Trust's treasury obligations is based on the offering price of the treasury obligations on the dates the treasury obligations were deposited in the Trust, plus amortization of original issue discount and amortization of market discount or premium. Cost of the Templeton shares is based on the net asset value of such shares on the dates the shares were deposited in the Trust. The cost of securities sold is determined on the average cost method. Sales of securities are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services to The Chase Manhattan Bank, which is based on $.85 per annum per 1,000 units outstanding based on the largest aggregate number of units outstanding during the calendar year. The Evaluator receives an annual fee based on $.10 per $1,000 principal amount of treasury obligations outstanding. Additionally, the Trust pays recurring financial reporting costs and an annual supervisory fee payable to an affiliate of the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at August 31, 1998 follows:

                                       Treasury     Templeton
                                     obligations      shares        Total

          Unrealized appreciation     $1,924,861       958,888    2,883,749
          Unrealized depreciation              -             -            -
                                      _____________________________________

                                      $1,924,861       958,888    2,883,749
                                      =====================================

3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the treasury obligations and the net asset value of the Templeton shares on the date of an investor's purchase, plus a sales charge of 5.5% of the public offering price which is equivalent to approximately 5.820% of the net amount invested.

Distributions to unit holders -

Distributions to unit holders are made on Templeton's distribution date. During the years ended August 31, 1998, 1997 and 1996, the Trust made distributions totaling $96.87, $28.37 and $56.90 per 1,000 units, respectively, as described below.

Selected data per 1,000 units of the Trust outstanding throughout each year -

                                                    Year ended August 31,

                                                   1998      1997     1996

Investment income - interest and dividends        $172.66     96.94    119.39
Expenses                                            (1.84)    (1.83)    (2.01)
                                                _____________________________
    Investment income - net                        170.82     95.11    117.38

Distributions to unit holders:
  Investment income - net                          (96.87)   (28.37)   (56.90)

Net gain (loss) on investments                    (171.39)   116.99    (36.36)
                                                _____________________________
    Total increase (decrease) in net assets        (97.44)   183.73     24.12

Net assets:
  Beginning of the year                          1,484.86  1,301.13  1,277.01
                                                _____________________________

  End of the year                               $1,387.42  1,484.86  1,301.13
                                                =============================

Investment income - interest and dividends, expenses and investment income - net per 1,000 units have been calculated based on the weighted average number of units outstanding during each year (32,060,232, 35,655,687 and 39,590,245 units during the years ended August 31, 1998, 1997 and 1996, respectively). Distributions to unit holders of investment income - net per 1,000 units reflects the Trust's cash distributions of $78.51 per 1,000 units to 33,475,175 units on October 24, 1997, $18.36 per 1,000 units to 33,004,540 units on December 26, 1997, $28.37 per 1,000 units to 37,053,670 units on October 21, 1996, $46.52 per 1,000 units to 41,279,751 units on October 24,
1996 and $10.38 per 1,000 units to 40,246,375 units on December 19, 1995.

                TEMPLETON GROWTH AND TREASURY TRUST, SERIES 1

                                   PART ONE
                       Must be Accompanied by Part Two

                             ___________________
                             P R O S P E C T U S
                             ____________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young, LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


                   TEMPLETON GROWTH AND TREASURY TRUST
         TEMPLETON FOREIGN FUND & U.S. TREASURY SECURITIES TRUST

PROSPECTUS
Part Two                                NOTE: THIS PART TWO PROSPECTUS MAY
Dated February 26, 1999                         ONLY BE USED WITH PART ONE

The Trust. Templeton Growth and Treasury Trust and Templeton Foreign Fund & U.S. Treasury Securities Trust (each a "Trust" and collectively, the "Fund") are unit investment trusts each consisting of a portfolio of "zero coupon" U.S. Treasury bonds and shares of Templeton Growth Fund, Inc. or Templeton Foreign Fund, respectively ("Templeton"). Templeton is an open-end diversified management investment company, commonly known as a mutual fund.

The objective of the Fund is to protect Unit holders' capital and provide for potential capital appreciation by investing a portion of its portfolio in "zero coupon" U.S. Treasury bonds, such securities being referred to herein as "Treasury Obligations" and the remainder of the Trust's portfolio in shares of Templeton. Collectively, the Treasury Obligations and the Templeton shares are referred to herein as the "Securities" (See "Portfolio"). Templeton's objective is to obtain long-term capital growth through a flexible policy of investing in the equity and debt securities of companies and governments of any nation (in the case of Templeton Growth Fund, Inc.) or companies and governments outside the United States (in the case of Templeton Foreign Fund). Templeton Growth and Treasury Trust has a termination date of September 1, 2000 and Templeton Foreign Fund & U.S. Treasury Securities Trust has a termination date of February 15, 2001. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. There is, of course, no guarantee that the objective of the Trust will be achieved.

Each Unit of a Trust represents an undivided fractional interest in all the Securities deposited in the Trust. Each Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $1.00 (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Trust never paid a dividend and the value of the Templeton shares were to decrease to zero, which the Sponsor considers highly unlikely. This feature of each Trust provides Unit holders who purchase Units at a price of $1.00 or less per Unit with total principal protection, including any sales charges paid, although they might forgo any earnings on the amount invested. To the extent that Units are purchased at a price less than $1.00 per Unit, this feature may also provide a potential for capital appreciation.

The Templeton shares deposited in each Trust's portfolio have no fixed maturity date and the net asset value of the shares will fluctuate. The Portfolio, essential information based thereon and financial statements, including a report of independent auditors relating to the Trusts offered hereby, are contained in Part One for each Trust to which reference should be made for such information.

BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Public Offering Price. The Public Offering Price per Unit will be based upon a pro rata share of the bid prices of the Treasury Obligations and the net asset value of the Templeton shares in each Trust plus or minus a pro rata share of cash, if any, in the Principal Account of the Trust plus a maximum sales charge of 5.8% (equivalent to 6.157% of the net amount invested). The minimum purchase is $1,000. The sales charge is reduced on a graduated scale for sales involving at least $100,000. See "Public Offering-How is the Public Offering Price Determined?"

Dividend and Capital Distributions. Distributions, if any, of net income, other than amortized discount, will be made at least annually. Distributions of realized capital gains, if any, received by the Trusts, will be made whenever Templeton makes such a distribution. Any distribution of income and/or capital will be net of the expenses of the Trusts. INCOME WITH RESPECT TO THE ACCRUAL OF ORIGINAL ISSUE DISCOUNT ON THE TREASURY OBLIGATIONS WILL NOT BE DISTRIBUTED CURRENTLY, ALTHOUGH UNIT HOLDERS WILL BE SUBJECT TO INCOME TAX AT ORDINARY INCOME RATES AS IF A DISTRIBUTION HAD OCCURRED. SEE "WHAT IS THE FEDERAL TAX STATUS OF UNIT HOLDERS?" Additionally, upon termination of each Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unit holder his pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Principal Distributed?"

Reinvestment. Each Unit holder will, unless he elects to receive cash payments, have distributions of principal (including the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination), capital gains, if any, and income earned by a Trust, automatically invested in shares of Templeton (if Units are properly registered) in the name of the Unit holder. Such distributions will be reinvested without a sales charge to the participant on each applicable distribution date. See "Rights of Unit Holders-How Can Distributions to Unit Holders be Reinvested?"

Market for Units. While under no obligation to do so, the Sponsor intends to maintain a market for Units of the Trust and offer to repurchase such Units at prices which are based on the aggregate bid side evaluation of the Treasury Obligations and the aggregate net asset value of Templeton shares in each Trust plus or minus a pro rata share of cash, if any, in the Principal Account of the Trust. In the absence of such a market, a Unit holder may redeem Units through redemption at prices based upon the aggregate bid price of the Treasury Obligations plus the aggregate net asset value of the Templeton shares in the Trust plus or minus a pro rata share of cash, if any, in the Principal Account of the Trust. See "Rights of Unit Holders-How May Units be Redeemed?"

Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, the possible deterioration of either the Securities which make up the Trust or the general condition of the stock market, volatile interest rates, economic recession, currency exchange fluctuations, foreign withholding, and differences between domestic and foreign legal, auditing, brokerage and economic standards. The Trust is not actively managed and Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. See "Portfolio-Risk Factors."

                   TEMPLETON GROWTH AND TREASURY TRUST
         TEMPLETON FOREIGN FUND & U.S. TREASURY SECURITIES TRUST

What are Templeton Growth and Treasury Trust and Templeton Foreign Fund & U.S. Treasury Securities Trust?

The Fund is a series of trusts of either Templeton Growth and Treasury Trust or Templeton Foreign Fund & U.S. Treasury Securities Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Fund"). Each series consists of underlying separate unit investment trusts (such Trusts being collectively referred to herein as the "Fund") created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P., as Sponsor, The Chase Manhattan Bank, as Trustee, Securities Evaluation Service, Inc., as Evaluator, and First Trust Advisors L.P., as Portfolio Supervisor.

The objective of the Fund and each Series thereof is to protect Unit holders' capital and provide for potential long-term capital appreciation through an investment in "zero coupon" U.S. Treasury bonds, such securities being referred to herein as the "Treasury Obligations" and the remainder of the Trust's portfolio is invested in shares of Templeton Growth Fund, Inc. or Templeton Foreign Fund (collectively, the "Templeton Funds"). The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be more or less than a purchaser's acquisition cost. Templeton is an open end mutual fund whose objective is to obtain long-term capital growth through a flexible policy of investing in the equity and debt securities of companies and governments of any nation (in the case of Templeton Growth Fund, Inc.) or companies and governments outside the United States (in the case of Templeton Foreign Fund). Collectively, the Treasury Obligations and Templeton shares in the Trust are referred to herein as the "Securities." There is, of course, no guarantee that the objective of the Trust will be achieved.

The Fund has been organized so that purchasers of Units should receive, at the termination of a Trust, an amount per Unit at least equal to $1.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Templeton shares never paid a dividend and the value of Templeton shares in the Trust were to decrease to zero, which the Sponsor considers highly unlikely. To the extent that Units of the Trust are redeemed, the aggregate value of the Securities in the Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of the Trust will increase. See "Rights of Unit Holders-How May Units be Redeemed?"

What are the Expenses and Charges?

With the exception of brokerage fees discussed above and bookkeeping and other administrative services provided to the Trusts, for which the Sponsor will be reimbursed in amounts as set forth under "Summary of Essential Information," the Sponsor will not receive any fees in connection with its activities relating to the Trusts.

First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee as set forth under "Summary of Essential Information," for providing portfolio supervisory services for the Trusts. Such fee is based on the number of Units outstanding in each Trust on January 1 of each year. In providing such supervisory services, the Portfolio Supervisor may purchase research services from a variety of sources which may include dealers of the Trusts.

Securities Evaluation Service, Inc., in its capacity as the Evaluator for the Trusts, will receive an annual evaluation fee as set forth under "Summary of Essential Information" for providing evaluations services for the Trusts. No fee is paid to the Evaluator with respect to the Templeton shares in the Trusts. Such fee is based on the largest aggregate number of Units of each Trust outstanding during the calendar year, except during the initial offering period, in which case the fee is calculated based on the largest number of Units outstanding during the period for which compensation is paid.

The Trustee pays certain expenses of the Trusts for which it is reimbursed by the Trusts. The Trustee will receive for its ordinary recurring services to the Trusts an annual fee set forth in the "Summary of Essential Information" in Part One of the Prospectus. Such fee is based upon the largest aggregate number of Units of each Trust outstanding during the calendar year. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders." Because the above fees are generally calculated based on the largest aggregate number of Units of the Trust outstanding during a calendar year, the per Unit amounts set forth under "Summary of Essential Information" will be higher during any year in which redemptions of Units occur.

The Trustee's and the above described fees are payable from the Income Account of a Trust to the extent funds are available and then from the Capital Account of such Trust. Since the Trustee has the use of the funds being held in the Capital and Income Accounts for payment of expenses and redemptions and since such Accounts are noninterest-bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to a Trust is expected to result from the use of these funds.

Each of the above mentioned fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor. In addition, with respect to the fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisor services and evaluation services, such individual fees may exceed the actual costs of providing such services for a Trust, but at no time will the total amount received for such services rendered to all unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliate of supplying such services in such year.

The following additional charges are or may be incurred by a Trust: all legal and annual auditing expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture; the expenses and costs of any action undertaken by the Trustee to protect the Trusts and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trusts; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as Depositor of the Trusts; all taxes and other government charges imposed upon the Securities or any part of the Trusts (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trusts. In addition, the Trustee is empowered to sell Securities in a Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Principal Accounts of a Trust except that the Trustee shall not sell Treasury Obligations to pay Trust expenses.

The Indenture requires the Trusts to be audited on an annual basis at the expense of each Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a market for the Units, the Sponsor is required to bear the cost of such annual audits to the extent such cost exceeds $.50 per 1,000 Units. Unit holders of the Trusts covered by an audit may obtain a copy of the audited financial statements upon request.

What is the Federal Tax Status of Unit Holders?

The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold Units as "Capital Assets" (generally, property held for investment) within the meaning of
Section 1221 of the Internal Revenue Code of 1986 (the "Code"). Unit holders should consult their tax advisors in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in a Trust. For purposes of the following discussion and opinion, it is assumed that shares in the Fund represent shares in an entity treated as a regulated investment company for Federal income tax purposes.

In the opinion of Chapman and Cutler, counsel for the Sponsor, under then existing law:

1. Each Trust is not an association taxable as a corporation for federal income tax purposes; each Unit holder will be treated as the owner of a pro rata portion of each of the assets of each Trust under the Code; the income of each Trust will be treated as income of the Unit holders thereof under the Code; and each Unit holder will be considered to have received his pro rata share of income derived from each Trust asset when such income is considered to be received by a Trust.

2. Each Unit holder will have a taxable event when a Trust disposes of a Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unit holder. The price a Unit holder pays for his Units is allocated among his pro rata portion of each Security held by a Trust (in proportion to the fair market values thereof on the valuation date closest to the date the Unit holder purchases his Units) in order to determine his or her initial tax basis (before adjustment in accrual of original issue discount) for his pro rata portion of each Security held by a Trust. Unit holders should consult their own tax advisors with regard to calculation of basis. The Treasury Obligations held by the Trust are treated as stripped bonds and are treated as bonds issued at an original issue discount as of the date a Unit holder purchases his Units. Because the Treasury Obligations represent interests in "stripped" U.S. Treasury bonds, a Unit holder's initial cost for his pro rata portion of each Treasury Obligation held by the Trusts (determined at the time he or she acquires his or her Units, in the manner described above) shall be treated as its "purchase price" by the Unit holder. Original issue discount is effectively treated as interest for federal income tax purposes and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. A Unit holder will be required to include in gross income for each taxable year the sum of his daily portions of original issue discount attributable to the Treasury Obligations held by the Trusts as such original issue discount accrues and will, in general, be subject to federal income tax with respect to the total amount of such original issue discount that accrues for such year (even though the income is not distributed to the Unit holders during such year) to the extent it is not less than a "de minimis" amount as determined under Treasury Regulations relating to stripped bonds. To the extent the amount of such discount is less than the respective "de minimis" amount, such discount is generally treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. In the case of the Treasury Obligations, this method will generally result in an increasing amount of income to the Unit holders each year. Unit holders should consult their tax advisors regarding the Federal income tax consequences and accretion of original issue discount. For Federal income tax purposes, a Unit holder's pro rata portion of dividends, (other than designated capital gains dividends as discussed below) as defined by Section 316 of the Code, paid with respect to a Fund share held by the Trust is taxable as ordinary income to the extent of such Fund's current and accumulated "earnings and profits." A Unit holder's pro rata portion of dividends paid on such Fund share which exceed such current and accumulated earnings and profits will first reduce a Unit holder's tax basis in such Fund share, and to the extent that such dividends exceed a Unit holder's tax basis in such Fund share shall generally be treated as capital gain. In general, the holding period for such capital gain will be determined by the period of time a Unit holder has held his Units.

3. A Unit holder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital gain except in the case of a dealer or a financial institution. A Unit holder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by a Trust will generally be considered a capital loss (except in the case of a dealer or a financial institution). Unit holders should consult their tax advisors regarding the recognition of gains and losses for federal income tax purposes.

Because Unit holders are deemed to directly own a pro rata portion of the Fund shares as discussed above, Unit holders are advised to read the discussion of tax consequences set forth in the current prospectus for the Fund. Distributions declared by the Fund on the Fund shares in October, November or December that are held by a Trust and paid during the following January will be treated as having been received by Unit holders on December 31 in the year such distributions were declared. Distributions of the Fund's net capital gain which the Fund properly designates as capital gain dividends will be taxable to the Unit holders as long-term capital gains regardless of how long a person has been a Unit holder. If a Unit holder holds his Units for six months or less or if a Trust holds shares of the Fund for six months or less, any loss incurred by a Unit holder related to the disposition of the Fund shares will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received (or deemed to have been received) with respect to such shares. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a Unit is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the Unit. The legislation is generally effective retroactively for amounts properly taken into account on or after January 1, 1998. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

The Taxpayer Relief Act of 1997 (the "1997 Act") includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of recognition of gain (but not loss) and for purposes of determining the holding period. Unit holders should consult their own tax advisors with regard to any such constructive sales rules.

In addition, it should be noted that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisors regarding the potential effect of this provision on their investment in Units. If a Unit holder dispenses of a Unit, he or she is deemed thereby to have disposed of his or her entire pro rata interest in all assets of the Trust involved, including his or her pro rata portion of all the Securities represented by the Unit.

Distributions on the Fund shares which are taxable as ordinary income to the Unit holders will constitute dividends for federal income tax purposes. To the extent dividends received by the Fund are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to the pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. However, to the extent dividends received by the Fund are from United States corporations (other than real estate investment trusts) and are designated by the Fund as being eligible for the dividends received deduction, distributions received by corporate Unit holders with respect to Fund shares attributable to such dividends may qualify for the 70% dividends received deduction, subject to limitations otherwise applicable to the availability of the deduction. It should be noted that various legislative proposals that would affect the dividends received deduction should have been introduced. Unit holders should consult with their tax advisors with respect to the limitation on a possible modification of the dividends received deduction.

The Fund may elect to pass through to its shareholders the foreign income and similar taxes paid by the Fund in order to enable such shareholders to take a credit (or deduction) for foreign income taxes paid by the Fund. If such an election is made, Unit holders of a Trust, because they are deemed to own a pro rata portion of the Fund shares held by the Trust, as described above, must include in their gross income, for federal income tax purposes, both their portion of dividends received by the Trust from the Fund, and also their portion of the amount which the Fund deems to be the Trust's portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Fund from its foreign investments. Unit holders may then subtract from their federal income tax the amount of the foreign tax credit with respect to such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. Unit holders should consult their tax advisors regarding this election and its consequences to them.

Limitations on Deductibility of Trust Expenses by Unit Holders. Each Unit holder's pro rata share of each expense paid by the Trust is deductible by the Unit holder to the same extent as though the expense had been paid directly by him. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unit holders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation.

General. Each Unit holder will be requested to provide the Unit holder's taxpayer identification number to the Trustee and to certify that the Unit holder has not been notified that payments to the Unit holder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trusts to such Unit holder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by a Trust will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons (accrual of original issue discount on the Treasury Obligations may not be subject to taxation or withholding provided certain requirements are met). Such persons should consult their tax advisors.

Unit holders will be notified annually of the amounts of original issue discount, dividends and long-term capital gains distributions includable in the Unit holder's gross income and amounts of Trust expenses which may be claimed as itemized deductions.

Dividend income, long-term capital gains and accrual of original issue discount may also be subject to state and local taxes. Foreign investors may be subject to different Federal income tax consequences than those described above. Investors should consult their tax advisors for specific information on the tax consequences of investing in the Trusts and of particular types of distributions.

Unit holders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established. See "Why are Investments in the Trust Eligible for Retirement Plans?"

The foregoing discussion relates only to the tax treatment of United States Unit holders ("U.S. Unit holders") with regard to Federal and certain aspects of New York State and City income taxes. Unit holders may be subject to taxation in New York or in other jurisdictions and should consult their own tax advisors in this regard. As used herein, the term "U.S. Unit holder" means an owner of a Unit in the Trust that
(a) is (i) for United States Federal income tax purposes a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States Federal income taxation regardless of its source or (b) does not qualify as a U.S. Unit holder in paragraph (a) but whose income from a Unit is effectively connected with such Unit holder's conduct of a United States trade or business. The term also includes certain former citizens of the United States whose income and gain on the Units will be taxable.

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trusts for New York tax matters, under then existing income tax laws of the State of New York each Trust is not an association taxable as a corporation and the income of each Trust will be treated as the income of the Unit holders thereof.

Are Investments in the Trust Eligible for Retirement Plans?

Units of a Trust are eligible for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other tax-deferred retirement plans. Generally, federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

                                PORTFOLIO

What are Zero Coupon Treasuries?

The Treasury Obligations deposited in each Trust consist of U.S.
Treasury bonds which have been stripped of their unmatured interest coupons. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. Treasury Obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the Treasury Obligations) is that a fixed yield is earned not only on the original investment but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments. The effect of being able to acquire the Treasury Obligations at a lower price is to permit more of a Trust's portfolio to be invested in shares of Templeton.

What is Templeton Growth Fund, Inc.?

The portfolio of a Series of the Fund may also contain shares of Templeton Growth Fund, Inc. Templeton Growth Fund, Inc. (the "Growth Fund") was organized as a Maryland corporation on November 10, 1986, from its predecessor entity which commenced operations on November 29, 1954, and is registered with the SEC as an open-end management investment company. All Shares purchased before May 1, 1995, were considered Class I shares, so all shares held in the Trust were Class I shares. However, beginning January 1, 1999, all Class I shares were designated Class A Shares, so all shares contained in the Trust are Class A Shares.

Templeton Growth Fund, Inc.
Financial Highlights

This table presents the fund's financial performance for the past five years. This information has been audited by McGladrey & Pullen, LLP.

                                                                                  Year Ended August 31
                                                          1998           1997          1996          1995         1994
                                                          _____          _____         _____         _____        _____
Net asset value at beginning of year                      $ 22.47        $ 18.75       $ 18.96       $  18.95     $  17.47
Income from investment operations:
  Net investment income                                      0.50           0.54          0.50           0.39         0.29
  Net realized and unrealized gain (loss)                   (2.76)          4.48          1.34           1.20         2.58
Total from investment operations                            (2.26)          5.02          1.84           1.59         2.87
Less distributions:
  Dividends from net investment income                      (0.55)         (0.49)        (0.44)         (0.29)       (0.27)
  Distributions from net realized gains                     (2.88)         (0.81)        (1.61)         (1.29)       (1.12)
Total distributions                                         (3.43)         (1.30)        (2.05)         (1.58)       (1.39)
Net asset value at end of period                          $ 16.78        $ 22.47        $ 18.75       $ 18.96     $  18.95
Total Return (1)                                           (12.61)%        28.28%         10.85%         9.51%       17.47%
Ratios/Supplemental data:
  Net assets, end of year ($ x 1 million)                 $11,117        $12,129        $ 8,451        $6,964     $  5,612
  Ratio to average net assets of:
  Expenses                                                   1.08%          1.08%          1.09%         1.12%        1.10%
  Net investment income                                      2.53%          2.81%          2.87%         2.40%        1.76%
Portfolio turnover rate                                     48.23%         41.81%         19.63%        35.21%       27.35%

(1)Total return does not reflect sales charges.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund. It is based on the Growth Fund's expenses for the fiscal year ended August 31, 1998.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) as a percentage of Offering Price         5.75%*

Annual Templeton Growth Fund, Inc. Operating Expenses
   (as a percentage of average net assets)
Management Fees                                                       0.61%
Distribution and Service (12b-1) Fees                                 0.25%**
Other Expenses                                                        0.22%
Total Templeton Growth Fund, Inc. Operating Expenses                  1.08%

_______________
* There is no sales charge payable on the Templeton Growth Fund, Inc. shares deposited in a Trust. However, the maximum sales charge on the Units, and therefore indirectly on the Templeton Growth Fund, Inc. shares is 5.8% in the secondary market.

**Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge. Effectively, there are no 12b-1 fees on the Growth Fund shares held in a Trust. However, Unit holders who acquire shares of the Growth Fund through reinvestment of dividends or other distributions or through reinvestment at a Trust's termination will begin to incur 12b-1 fees at such time as shares are acquired.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Growth Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. The information in this table does not reflect the charge of up to $15 per transaction if a Shareholder requests that redemption proceeds be sent by express mail or wired to a commercial bank account. For a more detailed discussion of these matters, investors should refer to the appropriate sections of the Growth Fund's Prospectus.

This example can help you compare the cost of investing in the Templeton Growth Fund with the cost of investing in other mutual funds.

The example assumes you invest $1,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year      3 Years      5 Years     10 Years
______      _______      _______     ________
$ 68        $ 90         $114        $182

What is Templeton Foreign Fund?

The portfolio of a Series of the Fund may also contain shares of Templeton Foreign Fund (the "Foreign Fund). Templeton Foreign Fund is an open-end diversified management investment company, commonly known as a mutual fund. It was organized as a Maryland corporation on August 15, 1977, and is registered with the SEC. All Shares purchased before May 1, 1995, were considered Class I shares, so all shares held in the Trust were Class I shares. However, beginning January 1, 1999, all Class I shares were designated Class A Shares, so all shares contained in the Trust are Class A Shares. Templeton Foreign Fund's objective is long-term capital growth.

Templeton Foreign Fund per Share
Financial Highlights

This table presents the fund's financial performance for the past five years. This information has been audited by McGladrey & Pullen, LLP.

                                                                    Year Ended August 31
                                               1998            1997            1996            1995           1994
                                               _____           _____           _____           _____          _____
Net asset value, beginning of year             $ 11.40         $  9.97         $  9.62         $ 10.01        $  8.74
Income from investment operations:
  Net investment income                           0.30            0.32            0.27            0.23           0.14
  Net realized and unrealized gain               (2.11)           1.56            0.69            0.05           1.39
Total from investment operations                 (1.81)           1.88            0.96            0.28           1.53
Less distributions:
  Dividends from net investment income           (0.32)          (0.28)          (0.25)          (0.16)         (0.13)
  Distributions from net realized gains          (0.84)          (0.17)          (0.36)          (0.51)         (0.13)
Total distributions                              (1.16)          (0.45)          (0.61)          (0.67)         (0.26)
Net asset value, end of period                    8.43         $ 11.40         $  9.97         $  9.62        $ 10.01
Total Return(1)                                 (17.89)%         19.55%          10.68%           3.14%         17.94%
Ratios/Supplemental data:
  Net assets, end of year ($ x 1 million)      $10,746         $14,368         $ 9,602         $ 6,941        $ 5,014
  Ratio to average net assets of:
  Expenses                                        1.12%           1.08%           1.12%           1.15%          1.14%
  Net investment income                           2.79%           3.28%           3.09%           2.81%          1.84%
Portfolio turnover rate                          38.27%          37.28%          15.91%          21.78%         38.75%

(1)Total return does not include sales charges.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Foreign Fund. It is based on the Foreign Fund's expenses for the fiscal year ended August 31, 1998.

Shareholder Fees
Maximum sales charge (load) as a percentage of Offering Price         5.75%*

Annual Templeton Foreign Fund Operating Expenses
   (as a percentage of average net assets)
Management Fees                                                       0.61%
Distribution and Service (12b-1) Fees                                 0.25%**
Other Expenses                                                        0.26%
Total Templeton Foreign Fund Operating Expenses                       1.12%

________________
* There is no sales charge payable on the Templeton Foreign Fund shares deposited in the Trust. However, the maximum sales charge on the Units, and therefore indirectly on the Templeton Foreign Fund shares, is 5.8% in the secondary market.

**Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge. Effectively, there are no 12b-1 fees on the Growth Fund shares held in a Trust. However, Unit holders who acquire shares of the Growth Fund through reinvestment of dividends or other distributions or through reinvestment at a Trust's termination will begin to incur 12b-1 fees at such time as shares are acquired.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Foreign Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. The information in this table does not reflect the charge of up to $15 per transaction if a

Shareholder requests that redemption proceeds be sent by express mail or wired to a commercial bank account. For a more detailed discussion of these matters, investors should refer to the appropriate sections of the Foreign Fund's Prospectus.

This example can help you compare the cost of investing in the Templeton Foreign Fund with the cost of investing in other mutual funds.

The example assumes you invest $1,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year        3 Years        5 Years       10 Years
______        _______        _______       ________
$ 68          $ 91           $116          $186

What is Templeton's Investment Objective and Policy?

Principal Investments.

Under normal market conditions, the Foreign Fund will invest primarily in the equity securities of companies located outside the U.S., including emerging markets, and the Growth Fund will invest primarily in the equity securities of companies located anywhere in the world, including emerging markets.

Equity securities generally entitle the holder to participate in a company's general operating results. These include common stocks and preferred stocks. The Funds will also invest in American, European and Global Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Depending upon current market conditions, the Funds generally invest up to 25% of their total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest. These include bonds, notes and debentures.

The Templeton investment philosophy is "bottom-up," value-oriented and long-term. In choosing equity investments, each Fund's manager will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

Temporary Investments.

The manager may take a temporary defensive position when the manager believes markets or the economy are experiencing excess volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest less in global (in the case of the Growth Fund) or international stocks (in the case of the International Fund).

Calculating Share Price

A Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). NAV is calculated by dividing the Fund's net assets by the number of its shares outstanding.

Each Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If a Fund holds securities listed primarily on a foreign exchange that trades on days when a Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Who is the Investment Manager of Templeton?

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund's investment manager. Together, Global Advisors and its affiliates manage over $216 billion in assets.

The Fund's lead portfolio manager is:

   - Mark G. Holowesko CFA, President of Global Advisors
        Mr. Holowesko has been a manager of the Fund since 1987. He joined The Franklin Templeton Group in 1985.

The following individuals have secondary portfolio management responsibilities:

   - Jeffrey A. Everett CFA, Executive Vice President of Global Advisors Mr. Everett has been a manager of the Fund since 1994. He joined the Franklin Templeton Group in 1989.

   - Richard Sean Farrington CFA, Vice President of Global Advisors
        Mr. Farrington has been a manager of the Fund since 1993. He joined the Franklin Templeton Group in 1991.

The Fund pays the manager a fee for managing the Fund's assets and making its investment decisions. For the fiscal year ended August 31, 1998, the Fund paid 0.61% of its average daily net assets to the manager. Further information concerning the Investment Managers is included under the heading "Investment Management and Other Services" in the Templeton Funds' SAI.

Risk Factors

STOCKS. While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole. Value stock prices are considered "cheap" relative to the company's perceived value. They may not increase in value, as anticipated by the manager, if other investors fail to recognize the company's value and bid up the price or in markets favoring faster-growing companies.

FOREIGN SECURITIES. Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund. Investments in Depositary Receipts also involve some or all of the following risks.

Country. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the Funds invest in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

Each Fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

Company. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. Each Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY. Many of the Funds' investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency.

Euro. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which replaced the national currency for the eleven participating member countries. If a Fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on the value of fund shares and fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

ILLIQUID SECURITIES. A Fund may invest up to 10% of its total assets in securities with a limited trading market. Such a market can result from political or economic conditions affecting previously established securities markets, particularly in emerging market countries.

INTEREST RATE. When interest rates rise, debt security prices fall. The opposite is also true; debt security prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

CREDIT. This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other Statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit any company and its major suppliers to verify their Year 2000 readiness.

If a company in which a Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of a Fund's portfolio holdings will have a similar impact on the price of a Fund's shares.

More detailed information about the fund, its policies and risks can be found in each Fund's Statement of Additional Information (SAI).

What are Some Additional Considerations for Investors?

Like other investment companies, financial and business organizations and individuals around the world, the Trusts could be adversely affected if the computer systems used by the Sponsor, Evaluator, Portfolio Supervisor or Trustee or other service providers to the Trusts do not properly process and calculate date-related information and data involving dates of January 1, 2000 and thereafter. This is commonly known as the "Year 2000 Problem." The Sponsor, Evaluator, Portfolio Supervisor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trusts' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trusts.

The Year 2000 Problem is expected to impact corporations, which may include issuers of the Securities contained in the Trusts, to varying degrees based upon various factors, including, but not limited to, their industry sector and degree of technological sophistication. The Sponsor is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the Securities contained in the Trusts.

Legislation. From time to time Congress considers proposals to reduce the rate of the dividends-received deductions. Enactment into law of a proposal to reduce the rate would adversely affect the after-tax return to investors who can take advantage of the deduction. Unit holders are urged to consult their own tax advisors. Further, at any time after the Initial Date of Deposit, legislation may be enacted that could negatively affect the Securities in the Trusts or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Trusts. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Trusts or will not impair the ability of the issuers of the Securities to achieve their business goals.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price as indicated in Part One attached hereto. The Public Offering Price per 1,000 units is based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Templeton shares in a Trust, plus or minus cash, if any, in the Principal Account held or owned by a Trust, plus a maximum sales charge of 5.8% of the Public Offering Price (equivalent to 6.157% of the net amount invested) divided by the number of outstanding Units of a Trust multiplied by 1,000. The minimum purchase of a Trust is $1,000. The applicable sales charge is reduced by a discount as indicated below for volume purchases:

                                            Percent of          Percent of
                                            Offering            Net Amount
Number of Units                             Price               Invested
_______________________________             __________          __________
  100,000 but less than 500,000             0.60%               0.6036%
  500,000 but less than 1,000,000           1.30%               1.3171%
1,000,000 or more                           2.10%               2.1450%

Any such reduced sales charge shall be the responsibility of the selling Underwriter or dealer. The Sponsor will pay Managing Underwriters and Senior Underwriters an additional concession of .10% for volume purchases of $100,000 or more. The Sponsor will also pay Underwriters an additional concession of .40% on volume purchases of $1,000,000 or more. The reduced sales charge structure will apply on all purchases of Units in a Trust by the same person on any one day from any one Underwriter or dealer. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. With respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of Nike Securities L.P. and its subsidiaries, the sales charge is reduced by 2% of the Public Offering Price for purchases of Units.

The Public Offering Price will be equal to the bid price per Unit of the Treasury Obligations and the net asset value of the Templeton shares therein plus or minus a pro rata share of cash, if any, in the Principal Account of a Trust plus the applicable sales charge. The offering price of the Treasury Obligations in a Trust may be expected to be greater than the bid price of the Treasury Obligations by less than 2%. The Public Offering Price of Units on the date of this Prospectus may vary in accordance with fluctuations in the prices of the underlying Securities.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

Sales may be made to dealers and others at prices which represent a concession or agency commission of 4.0% of the Public Offering Price. The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks are making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated in the third preceding sentence. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

From time to time the Sponsor may implement programs under which broker/dealers, banks and other selling agents of the Trusts may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of broker/dealers, banks and other selling agents may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Units of a Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of a Trust. These programs will not change the price Unit holders pay for their Units or the amount that a Trust will receive from the Units sold.

The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on a Trust and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on other taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trusts. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trusts are described more fully elsewhere in this Prospectus.

Trust performance may be compared to performance on a total return basis with the Dow Jones Industrial Average, the S&P 500 Composite Stock Price Index, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of a Trust's relative performance for any future period.

What are the Sponsor's Profits?

The Sponsor will receive a gross sales commission equal to 5.8% of the Public Offering Price of the Units (equivalent to 6.157% of the net amount invested) less any reduced sales charge for quantity purchases as described under "Public Offering-How is the Public Offering Price Determined?" See "Underwriting" for information regarding the receipt of the excess gross sales commissions by the Sponsor and additional concessions available to dealers and other selling agents.

In maintaining a market for the Units, the Sponsor will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge of 5.8%) or redeemed.

Will There be a Secondary Market?

Although it is not obligated to do so, the Sponsor intends to maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Treasury Obligations in the portfolio of a Trust and the net asset value of the Templeton shares in the Trusts plus or minus cash, if any, in the Principal Account of each Trust. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator, the supervisory and audit expenses and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices.IF A UNIT HOLDER WISHES TO DISPOSE OF UNITS, HE OR SHE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made three business days following such order or shortly thereafter. Certificates are transferable or may be redeemed by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his or her name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of a Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon the transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Income and Principal Distributed?

The Trustee will distribute any net income (other than accreted interest) received with respect to any of the Securities in a Trust on or about the Distribution Dates to Unit holders of record on the preceding Record Date. See Part One for each Trust. Proceeds received on the sale of any Securities in a Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed annually on the Distribution Date to Unit holders of record on the preceding Record Date. Income with respect to the original issue discount on the Treasury Obligations in a Trust will not be distributed currently, although Unit holders will be subject to federal income tax as if a distribution had occurred. See "What is the Federal Tax Status of Unit Holders?"

The Record Dates and Distribution Dates were established so as to occur shortly after the record date and on the payment dates of Templeton. Templeton normally pays a dividend in October of each year representing substantially all of its net investment income and net realized capital gains, if any. Pursuant to current Internal Revenue Service regulations, Templeton pays a second dividend and distribution in December of each year.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of any distribution made by a Trust if the Trustee has not been furnished the Unit holder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unit holder under certain circumstances by contacting the Trustee, otherwise the amount may be recoverable only when filing a tax return. Under normal circumstances the Trustee obtains the Unit holder's tax identification number from the selling broker. However, a Unit holder should examine his or her statements from the Trustee to make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the Trustee has not been previously provided such number, one should be provided as soon as possible.

Within a reasonable time after a Trust is terminated, each Unit holder will, upon surrender of his Units for redemption, receive: (i) the number of shares of Templeton attributable to his Units, which will be distributed "in-kind" directly to his account, rather than redeemed,
(ii) a pro rata share of the amounts realized upon the disposition of the Treasury Obligations and (iii) a pro rata share of any other assets of the Trust, less expenses of the Trust, subject to the limitation that Treasury Obligations may not be sold to pay for Trust expenses. Not less than 60 days prior to the termination of a Trust, Unit holders will be offered the option of having the proceeds from the disposition of the Treasury Obligations in a Trust invested, at the net asset value on the date such proceeds become available to a Trust, in additional shares of Templeton at net asset value. Unless a Unit holder indicates that he wishes to reinvest such amounts, they will be paid in cash, as indicated above. A Unit holder may, of course, at any time after the shares are distributed to his account, instruct Templeton to redeem all or a portion of the shares in his account. Shares of Templeton, as more fully described in its prospectus, will be redeemed at the then current net asset value. If within 180 days of the termination of a Trust a registered owner of Units has not surrendered the Units, the Trustee shall liquidate the shares of Templeton held for such owner and hold the funds to which such owner is entitled until such Units are surrendered.

The Trustee will credit to the Income Account of a Trust any dividends or distributions received on the Templeton shares therein. All other receipts (e.g. return of principal, capital gains, etc.) are credited to the Principal Account of the Trusts.

The Trustee may establish reserves (the "Reserve Account") within a Trust for state and local taxes, if any, and any governmental charges payable out of a Trust.

How Can Distributions to Unit Holders be Reinvested?

Each Unit holder of a Trust will have distributions of principal, capital gains, if any, or income automatically invested in Templeton shares deposited at such share's net asset value next computed, unless he indicates at the time of purchase, or subsequently notifies the Trustee in writing, that he wishes to receive cash payments. Reinvestment by a Trust in Templeton shares will normally be made as of the ex-dividend date for Templeton after the Trustee deducts therefrom the expenses of such Trust. THE RULE 12B-1 FEES IMPOSED ON SHARES HELD IN THE TRUSTS ARE REBATED TO THE TRUSTS AND ARE USED TO REDUCE EXPENSES OF THE TRUST RESULTING IN INCREASED DISTRIBUTIONS TO UNIT HOLDERS. UNIT HOLDERS WHO ACQUIRE SHARES OF TEMPLETON THROUGH REINVESTMENT OF DIVIDENDS OR OTHER DISTRIBUTIONS OR THROUGH REINVESTMENT AT THE TRUST'S TERMINATION WILL BEGIN TO INCUR RULE 12B-1 FEES AT SUCH TIME AS SHARES ARE ACQUIRED.

Additional information with respect to the investment objective and the management of Templeton is contained in its prospectus, which can be obtained from the Sponsor or any broker/dealer with a currently effective sales agreement with Franklin Templeton Distributors, Inc.

Unit holders who are receiving distributions in cash may elect to participate in the automatic reinvestment feature by filing with the Trustee an election to have such distributions reinvested without a sales charge. Such election must be received by the Trustee at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Trustee.

Exchange Privilege. Subject to the following limitations, shares held in a Unit holder's reinvestment account may be exchanged for shares of other Templeton funds, without sales charge, on the basis of their relative net asset values per share at the time of exchange. THE EXCHANGE PRIVILEGE DOES NOT APPLY TO TEMPLETON FUND SHARES IN A TRUST'S PORTFOLIO, ONLY TO A UNIT HOLDER'S REINVESTMENT ACCOUNT. The exchange privilege is not a right and may be suspended, terminated or modified at any time.

EXCHANGE PURCHASES ARE SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF THE FUND PURCHASED. EXCHANGES ARE PERMITTED ONLY AFTER AT LEAST 15 DAYS

HAVE ELAPSED FROM THE DATE OF THE PURCHASE OF THE TEMPLETON FUND SHARES TO BE EXCHANGED.

Exchange instructions may be given in writing or by telephone. Telephone exchange privileges automatically apply to each Unit holder's reinvestment account as shareholder of record unless and until the Transfer Agent of the Templeton Funds receives written instructions from the shareholder(s) of record canceling such privileges.

Telephone exchanges can involve only Templeton Fund shares in non-certificated form. Templeton Fund shares held in certificate form are not eligible, but may be returned and qualify for these services. All accounts involved in a telephone exchange must have the same registration and dividend option as the account from which the Templeton Fund shares are being exchanged. If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders of Templeton might not be able to request telephone exchanges and would have to submit written exchange requests.

Unless a shareholder of the Templeton Funds elects to decline the telephone exchange privilege, the shareholder constitutes and appoints the Transfer Agent of the Templeton Funds as the true and lawful attorney to surrender for redemption or exchange any and all unissued Templeton Fund shares held by it in an account with any eligible Templeton fund, and authorizes and directs the Transfer Agent of the Templeton Funds to act upon any instruction from any person. The Transfer Agent of the Templeton Funds will accept instructions by telephone to exchange Templeton Fund shares held in any account for shares of any other eligible Templeton fund, provided the registration and mailing address of the Templeton Fund shares to be purchased are identical to those of the Templeton Fund shares to be redeemed. Further, a shareholder(s) agrees that neither the Transfer Agent of the Templeton Funds, any of its affiliates nor the Templeton Funds will be liable for any loss, damages, expense or cost arising out of any requests effected in accordance with an authorization, including requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. If the shareholder is an entity other than an individual, such entity may be required to certify the persons that have been duly elected and are now legally holding the titles given and that the said entity is duly organized and existing and has the power to take action called for by this continuing authorization.

Neither the Templeton Funds nor the Transfer Agent of the Templeton Funds will be responsible for acting upon any instructions believed by them to be genuine. Forms for declining the telephone exchange privilege and prospectuses of the other Templeton funds may be obtained from Templeton Funds Distributors, Inc. A gain or loss for tax purposes will be realized upon the exchange, depending on the cost basis of the Templeton shares redeemed.

This exchange privilege is available only in states where shares of the Templeton Funds being acquired legally may be sold and may be modified, limited or terminated at any time by the Templeton Funds upon 60 days written notice. A Unit holder who wishes to make an exchange should first obtain and review a current prospectus of the fund into which he or she wishes to exchange. All exchanges shall be governed by the Templeton Funds' then current prospectus. Broker/dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Transfer Agent of the Templeton Funds.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per 1,000 Units. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of a Trust the following information in reasonable detail: (1) a summary of transactions in a Trust for such year; (2) any Securities sold during the year and the Securities held at the end of such year by a Trust; (3) the redemption price per 1,000 Units based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital gains distributed during such year.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his Units by tender to the Trustee at its unit investment trust office in the City of New York of the certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per 1,000 Units next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee (if such day is a day on which the New York Stock Exchange is open for trading), except that as regards Units received after 4:00 p.m. Eastern time (or as of any earlier closing time on a day on which the New York Stock Exchange is scheduled in advance to close at such earlier time), the date of tender is the next day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Under regulations issued by the Internal Revenue Service, the Trustee is required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unit holder's tax identification number in the manner required by such regulations. For further information regarding this withholding, see "How are Income and Capital Distributed?" In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of a Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account of such Trust.

The Trustee is empowered to sell Securities of a Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of a Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Shares of Templeton will be sold to meet redemptions of Units before Treasury Obligations, although Treasury Obligations may be sold if a Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of such Trust at least equal to $1.00 per Unit.

The Redemption Price per Unit (as well as the Public Offering Price) will be determined on the basis of the bid price of the Treasury Obligations and the net asset value of the Templeton shares in a Trust plus or minus cash, if any, in the Principal Account of a Trust as of the close of trading on the New York Stock Exchange on the date any such determination is made. The Redemption Price per 1,000 Units is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in a Trust other than cash deposited in such Trust to purchase Securities not applied to the purchase of such Securities; (2) the aggregate value of the Securities held in a Trust, as determined by the Evaluator on the basis of bid prices of the Treasury Obligations and the net asset value of the Templeton shares next computed; and (3) dividends receivable on Templeton shares trading ex-dividend as of the date of computation; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges payable out of a Trust; (2) an amount representing estimated accrued expenses of a Trust, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Evaluator, the Supervisor and counsel fees, if any;
(3) cash held for distribution to Unit holders of record of a Trust as of the business day prior to the evaluation being made; and (4) other liabilities incurred by a Trust; and finally dividing the results of such computation by the number of Units of a Trust outstanding as of the date thereof.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances, the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he would have received on redemption of the Units. Any profit or loss resulting from the resale or redemption of Units acquired by the Sponsor will belong to the Sponsor.

How May Securities be Removed from a Trust?

The portfolio of each Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of a Security in the unlikely event that an issuer of a Security defaults in the payment of dividends or interest or there exist certain other materially adverse conditions described in the Indenture.

The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of a Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Treasury Obligations may only be sold if a Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of a Trust at least equal to $1.00 per Unit. Treasury Obligations may not be sold to meet Trust expenses.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined Series, the FT Series (formerly known as The First Trust Special Situations Trust), The First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds, The First Trust GNMA, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust and The Advantage Growth and Treasury Securities Trust. First Trust introduced the first insured unit investment trust in 1974 and to date more than $20 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 1997, the total partners' capital of Nike Securities L.P. was $11,724,071 (audited). This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.

Who is the Trustee?

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th floor, New York, New

York 10004-2413. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit
Holders."

The Trustee and any successor trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of a trustee no successor has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, or (b) terminate the Indenture and liquidate a Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is Securities Evaluation Service, Inc., 531 East Roosevelt Road, Suite 200, Wheaton, Illinois 60187. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that the Trust shall terminate upon the maturity, redemption or other disposition of the last of the Treasury Obligations held in a Trust but in no event beyond the Mandatory Termination Date as set forth in Part One for each Trust. A Trust may be liquidated at any time by consent of 100% of the Unit holders of a Trust or by the Trustee in the event that Units of a Trust not yet sold aggregating more than 60% of the Units of a Trust are tendered for redemption by the Underwriters, including the Sponsor. If a Trust is liquidated because of the redemption of unsold Units of a Trust by the Underwriters, the Sponsor will refund to each purchaser of Units of such Trust the entire sales charge paid by such purchaser. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of a Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "Rights of Unit Holders-How are Income and Principal Distributed?"

Legal Opinions

The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn will act as counsel for the Trustee and as special New York tax counsel for the Trust.

Experts

The statement of net assets, including the portfolio, of each Trust contained in Part One of this Prospectus has been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing therein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                 This page is intentionally left blank.

Page 23


CONTENTS:

Templeton Growth and Treasury Trust
Templeton Foreign Fund & U.S. Treasury Securities Trust:
What are Templeton Growth and Treasury Trust and
    Templeton Foreign Fund & U.S. Treasury Securities
    Trust?                                                 3
What are the Expenses and Charges?                         3
What is the Federal Tax Status of Unit Holders?            4
Are Investments in the Trust Eligible for
     Retirement Plans?                                     7
Portfolio:
    What are Zero Coupon Treasuries?                       7
    What is Templeton Growth Fund, Inc.?                   8
    What is Templeton Foreign Fund?                        9
    What is Templeton's Investment Objective
        and Policy?                                       11
    Who is the Investment Manager of Templeton?           11
    Risk Factors                                          12
    What are Some Additional Considerations for
        Investors?                                        13
Public Offering:
    How is the Public Offering Price Determined?          14
    How are Units Distributed?                            14
    What Are the Sponsor's Profits?                       15
    Will There be a Secondary Market?                     15
Rights of Unit Holders:
    How is Evidence of Ownership Issued and
        Transferred?                                      16
    How are Income and Principal Distributed?             16
    How Can Distributions to Unit Holders be
        Reinvested?                                       17
    What Reports Will Unit Holders Receive?               18
    How May Units be Redeemed?                            19
    How May Units be Purchased by the Sponsor?            20
    How May Securities be Removed from a Trust?           20
Information as to Sponsor, Trustee and Evaluator:
    Who is the Sponsor?                                   20
    Who is the Trustee?                                   20
    Limitations on Liabilities of Sponsor and Trustee     21
    Who is the Evaluator?                                 21
Other Information:
    How May the Indenture be Amended or Terminated?       22
    Legal Opinions                                        22
    Experts                                               22

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

                   TEMPLETON GROWTH AND TREASURY TRUST
         TEMPLETON FOREIGN FUND & U.S. TREASURY SECURITIES TRUST

                               Prospectus
                                Part Two
                            February 26, 1999

                   First Trust (registered trademark)

                    1001 Warrenville Road, Suite 300
                           Lisle, Illinois 60532
                              1-630-241-4141

                                 Trustee:

                        The Chase Manhattan Bank

                      4 New York Plaza, 6th floor
                     New York, New York 10004-2413
                            1-800-682-7520

                         THIS PART TWO MUST BE
                       ACCOMPANIED BY PART ONE.

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE

Page 24


              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                          Financial Data Schedule


                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Templeton Growth and Treasury Trust, Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on February 26, 1999.

                           TEMPLETON GROWTH AND TREASURY TRUST,
                              SERIES 1
                                      (Registrant)
                           ByNIKE SECURITIES L.P.
                                      (Depositor)

                           ByRobert M. Porcellino
                         Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                   Title*                 Date

Robert D. Van Kampen     Director of       )
                       Nike Securities     )
                      Corporation, the     )
                       General Partner     )  February 26, 1999
                   of Nike Securities L.P. )
                                           ) Robert M. Porcellino
                                           )   Attorney-in-Fact**
David J. Allen         Director of Nike
                   Securities Corporation,
                     the General Partner
                   of Nike Securities L.P.

* The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Special Situations Trust, Series 18 (File No. 33-42683) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 4, 1998 in this Post-Effective Amendment to the Registration Statement and related Prospectus of Templeton Growth and Treasury Trust dated December 29, 1998.



                                        ERNST & YOUNG





Chicago, Illinois
December 28, 1998